UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 – 11th Avenue Northeast Minneapolis, Minnesota	55413

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 623-6000
Not Applicable
   (Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition
          On January 31, 2011, Graco Inc. issued a press release to report the Company’s results of operations and financial condition for the year ended December 31, 2010. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits
          (d)                 Exhibits
                                99.1 Press Release dated January 31, 2011.
Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date: February 1, 2011	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Vice President, General Counsel and Secretary